                                                                    EXHIBIT 99.1



                     AMAZON.COM ANNOUNCES FINANCIAL RESULTS
                             FOR THIRD QUARTER 1999

                  TOYS, ELECTRONICS, AND zSHOPS MAKE AMAZON.COM
                  THE ONE-STOP DESTINATION FOR HOLIDAY SHOPPING

         SEATTLE, WA--October 27, 1999--Having added a complete toy store, a complete electronics store, and zShops, Amazon.com, Inc. (NASDAQ: AMZN) today announced financial results for the third quarter of 1999. Net sales for the third quarter were $356 million, an increase of 132 percent over net sales of $154 million for the third quarter of 1998.

         Amazon.com reported a third-quarter pro forma operating loss of $79 million, compared to a pro forma operating loss of $21 million in the third quarter of 1998. Third-quarter pro forma net loss of $86 million, or $0.26 per share, compared with a pro forma net loss of $24 million, or $0.08 per share, in the third quarter of 1998. On a GAAP basis, reported third-quarter net loss was $197 million, or $0.59 per share, and included $111 million of merger-, acquisition-, investment-related costs, and stock-based compensation charges.

         Amazon.com announced that cumulative customer accounts, including Auctions users, increased by 2.4 million during the third quarter to 13.1 million at September 30, 1999, an increase of more than 190 percent from 4.5 million customer accounts at September 30, 1998. Repeat customer orders represented more than 72 percent of orders during the quarter ended September 30, 1999, up from 70 percent in the previous quarter.

         The growth in sales and customers accompanied the addition of a complete toy store, a complete electronics store, and the introduction of zShops to Amazon.com. zShops make it possible for any individual or business to sell through Amazon.com, reaching more than 13 million experienced online shoppers. Also, the company's new All Product Search helps shoppers find anything they want to buy on the Net, making Amazon.com the one destination for shoppers to find whatever they are looking for.

         "In the third quarter, we announced our new Toys Store, which was immediately recognized by both Forrester Research and MSNBC as the best toy store on the Internet," said Jeff Bezos, Amazon.com founder and CEO. "Toys and our other product expansions round out our rich selection and establish Amazon.com as the one-stop holiday shopping destination."

         Regarding Amazon.com's ongoing expansion, the company will be working hard during the holiday season to deliver the great service that Amazon.com customers have come to expect. The company has substantially increased its customer-service capability and increased distribution square footage more than four times compared to the 1998 holiday season, which will help the company better serve customers during this busy time. The company expects its combined focus on growth and customer satisfaction will impact fourth-quarter financial performance, relative to the third quarter, primarily in four ways: first, top-line revenues will increase significantly; second, gross margins will decrease; third, fulfillment expenses as a percentage of sales will slightly increase or be flat; and fourth, marketing expenses will increase.

RECENT HIGHLIGHTS

CUSTOMER EXPERIENCE

         Heads-down focus on customers helped Amazon.com continue to improve customer experience and grow brand and reach. Recent highlights include Amazon.com rated as:

         o The most widely recognized e-commerce brand in the United States, as rated by online shoppers in a nationwide survey by Opinion Research Corp. Some 117.8 million adults, or 60 percent of the adult population in the U.S., recognize the Amazon.com brand, according to the survey;

         o The 57th most valuable brand worldwide, just above Hilton, Guinness, and Marriott, and just below Pampers, in a June study of global brands by Interbrand Newell and Sorrell;

         o The No 1. Toys store, Books, Music, and Video stores, and General Merchandise store in Forrester Research's recently released PowerRankings(TM);

         o The best online toy store in an MSNBC survey, barely one month after the launch of the Amazon.com Toys Store, beating out longer-established players;

         o The No. 1 place to save money on the Internet, as rated by online shoppers in a nationwide survey by Opinion Research Corp.;

         o The No. 1 online shopping site and the No. 7 Web property during September, according to Media Metrix;

         o The No. 1 Video store, the No.1 Music store, and the No. 1 Bookstore by Gomez Advisors in their most recent scorecards of online stores in these categories;

         o The most-visited music store online, according to Greenfield Online's study of more than 5,000 consumers who have shopped for music online.

WISH LIST

         In early October, Amazon.com introduced Wish List, an advanced and extensive online gift registry for the coming holiday season (http://www.amazon.com/wishlist). Designed to take the stress and hassle out of finding the perfect gift, Wish List was the No. 1 customer request during last year's holiday shopping season. Since its introduction, Wish List has seen faster adoption than almost any other feature Amazon.com has offered its customers.

zSHOPS

         In late September, Amazon.com introduced zShops, which enable anyone to offer merchandise for sale at Amazon.com, whether they are micro-manufacturers or major manufacturers, small businesses or global corporations, or specialized retailers. With zShops, anyone can now offer a vast array of popular or hard-to-find items to Amazon.com's more than 13 million customers.

AMAZON.COM PAYMENTS

         With the launch of zShops, Amazon.com introduced Amazon.com Payments, which allows individuals to pay for zShops purchases with credit cards using Amazon.com's 1-Click payment feature, thus eliminating what is considered the greatest inconvenience of online transactions between individuals: the delays, hassles, and risks of sending checks and money orders through regular mail.

ALL PRODUCTS SEARCH

         All Products Search, located in the search box on the upper-left of the Amazon.com Welcome page, helps shoppers find anything for sale on the Net, providing customers with a convenient, easy-to-use guide for finding and discovering exactly what they want among the Net's millions of offerings. This customized and specialized Web search engine is dedicated solely to shopping and makes Amazon.com the place to start online shopping.

AMAZON.COM ANYWHERE

         In early October, Amazon.com launched Amazon.com Anywhere, an initiative in wireless e-commerce that allows customers to shop and check the status of auction items at Amazon.com securely when they are away from their desktop computers. With the national launch of the new Palm VII(TM) organizer, Amazon.com's vast selection of merchandise is now accessible to customers anywhere, anytime.

MANAGEMENT TEAM EXPANSION

         The company continued to build on its management strength, naming Warren C. Jenson as its senior vice president and chief financial officer. Jenson had been executive vice president and CFO at Delta Airlines, the largest domestic airline. Prior to Delta, Jenson was CFO of NBC, a division of General Electric. Jenson came to Amazon.com with a strong record of achievement in financial management, innovative transactions, and Web-based initiatives.

         Jeffrey A. Wilke was named vice president-general manager of operations. Wilke was formerly vice president and general manager of AlliedSignal's Pharmaceutical Fine Chemicals unit. Wilke was directly responsible for 15 plants/distribution centers in the U.S., Europe, and Asia.

INVESTMENTS

         Amazon.com made a significant minority investment in Della & James, the first company to bring together wedding registries from a broad selection of premier national retailers and local stores, creating the best way to register for and purchase wedding gifts. As part of the strategic relationship with Amazon.com, Della & James' wedding-gift registry will be available through Amazon.com, enabling Amazon.com's 13 million customers to find wedding registries and purchase wedding gifts through Della & James.

ABOUT AMAZON.COM, INC.

         Amazon.com (Amazon.com, Inc. and its subsidiaries) is the Internet's No. 1 music, No. 1 video, and No. 1 book retailer. Amazon.com opened its virtual doors on the World Wide Web in July 1995 and today offers Earth's Biggest Selection with online auctions, toys, electronics, and free electronic greeting cards. Amazon.com lists more than 18 million unique items in categories including books, CDs, toys, electronics, videos, DVDs, and computer games. Through Amazon.com zShops, any business or individual can sell virtually anything to Amazon.com's more than 13 million customers, and with Amazon.com Payments, any seller can accept credit-card transactions, avoiding the hassles of offline payments.

         Amazon.com seeks to be the world's most customer-centric company, where customers can find and discover anything they may want to buy online. Amazon.com's All Product Search scours the Web to help customers find merchandise that is not available at Amazon.com, Amazon.com Auctions, or Amazon.com zShops, making Amazon.com the shopping destination to find anything.

         Amazon.com operates two international Web sites: www.amazon.co.uk in the United Kingdom and www.amazon.de in Germany. Amazon.com also operates PlanetAll (www.planetall.com), a Web-based address book, calendar, and reminder service. It also operates the Internet Movie Database (www.imdb.com), the Web's comprehensive and authoritative source of information on more than 150,000 movies and entertainment programs and 500,000 cast and crew members dating from the birth of film in 1892 to the present. Amazon.com also operates Amazon.com LiveBid Auctions (http://livebid.amazon.com), the leading provider of live-event auctions on the Internet.

         Amazon.com has invested in leading Internet retailers that are improving the lives of customers by making shopping easier and more convenient: drugstore.com, an online retail and information source for health, beauty, wellness, personal care and pharmacy, at www.drugstore.com; Pets.com, the online leader for pet products, expert information, and services, at www.pets.com; HomeGrocer.com, the first fully integrated Internet grocery-shopping and home-delivery service, with operations in Seattle, Portland, Oregon, and Southern California, at www.homegrocer.com; and Gear.com, which offers brand-name sporting goods at prices from 20 to 90 percent off retail, at www.gear.com. Amazon.com also has a minority interest in Della & James, the leading online wedding-gift registry, at www.dellajames.com.

         This announcement contains forward-looking statements that involve risks and uncertainties that include, among others, Amazon.com's limited operating history, anticipated losses, unpredictability of future revenues, potential fluctuations in quarterly operating results, seasonality, consumer trends, competition, risks of system interruption, management of potential growth, risks related to auction services, and risks of new business areas, international expansion, business combinations, and strategic alliances.

More information about factors that potentially could affect Amazon.com's financial results is included in Amazon.com's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 1998 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999 and June 30, 1999.

         Amazon.com, Amazon.com Auctions, Amazon.co.uk, Amazon.de, Internet Movie Database, PlanetAll, Earth's Biggest Selection, zShops, Bid-Click, and 1-Click are either registered trademarks or trademarks of Amazon.com, Inc., or its affiliates. All other names mentioned herein may be trademarks of their respective owners.

NOTE ON FINANCIAL PRESENTATION

         Financial results are prepared in accordance with U.S. generally accepted accounting principles. All of the charges associated with Amazon.com's merger, acquisition, and investment activities have been included in "merger-, acquisition-, and investment-related costs" in the accompanying financial statements in order to enhance their informational value and to present the most comparable classifications in the other line items. Among items included in merger-, acquisition-, and investment-related costs are amortization of goodwill and other purchased intangibles, equity in loss of investees, and certain nonrecurring merger-, acquisition-, and investment-related costs. Pro forma financial results exclude these merger-, acquisition-, and investment-related costs and stock-based compensation.

         Amazon.com will conduct a conference call with analysts today at 2:00 p.m. PST. The conference call will be Webcast live via Yahoo's broadcast.com, and will be archived on that site for one week following the call at the following URL:
http://webevents.broadcast.com/earnings/AMZN/Q31999/index.asp?eventid=85.

CONTACTS:

Amanda Lawrence                        Bill Curry
Investor Relations                     Public Relations
Amazon.com, Inc.                       Amazon.com, Inc.
(206) 266-2171                         (206) 266-7180
ir@amazon.com

                                AMAZON.COM, INC.
                      Consolidated Statements of Operations
                      (in thousands, except per share data)
                                   (unaudited)


                                                                                 QUARTER ENDED            NINE MONTHS ENDED
                                                                                 SEPTEMBER 30,              SEPTEMBER 30,
                                                                             ----------------------     ----------------------
                                                                               1999         1998          1999         1998
                                                                             ---------    ---------     ---------    ---------
Net sales                                                                    $ 355,777    $ 153,648     $ 963,797    $ 356,992
Cost of sales                                                                  285,300      118,823       760,998      276,680
                                                                             ---------    ---------     ---------    ---------
Gross profit                                                                    70,477       34,825       202,799       80,312

Operating expenses:
    Marketing and sales                                                         86,555       37,454       233,222       84,325
    Product development                                                         44,608       13,227       102,298       29,168
    General and administrative                                                  18,512        4,951        44,301       10,220
    Merger, acquisition and investment related costs, including
       amortization of intangibles and equity in earnings of affiliates         99,481       19,486       175,255       24,901
    Stock-based compensation                                                    11,789        1,214        16,570        1,591
                                                                             ---------    ---------     ---------    ---------
            Total operating expenses                                           260,945       76,332       571,646      150,205

Loss from operations                                                          (190,468)     (41,507)     (368,847)     (69,893)

Interest income                                                                 12,699        4,755        36,479        9,790
Interest expense                                                               (21,470)      (8,419)      (66,424)     (18,017)
Other income (expense)                                                           2,159           --         2,037           --
                                                                             ---------    ---------     ---------    ---------
            Net interest expense                                                (6,612)      (3,664)      (27,908)      (8,227)

Net loss                                                                     $(197,080)   $ (45,171)    $(396,755)   $ (78,120)
                                                                             =========    =========     =========    =========

Basic and diluted loss per share                                             $   (0.59)   $   (0.15)    $   (1.23)   $   (0.27)
                                                                             =========    =========     =========    =========

Shares used in computation of basic
    and diluted loss per share                                                 332,488      301,405       323,064      292,206
                                                                             =========    =========     =========    =========

PRO FORMA RESULTS EXCLUDING MERGER AND ACQUISITION, INVESTMENT AND STOCK-BASED COMPENSATION COSTS (SEE NOTE 2 BELOW)

Pro forma loss from operations, excluding merger and
    acquisition, investment and stock-based compensation costs               $ (79,198)   $ (20,807)    $(177,022)   $ (43,401)
                                                                             =========    =========     =========    =========

Pro forma net loss, excluding merger and acquisition, investment
    and stock-based compensation costs                                       $ (85,810)   $ (24,471)    $(204,930)   $ (51,628)
                                                                             =========    =========     =========    =========

Pro forma basic and diluted loss per share, excluding merger and
    acquisition, investment and stock-based compensation costs               $   (0.26)   $   (0.08)    $   (0.63)   $   (0.18)
                                                                             =========    =========     =========    =========

Shares used in computation of pro forma basic
    and diluted loss per share                                                 332,488      301,405       323,064      292,206
                                                                             =========    =========     =========    =========


NOTE 1: The Company effected a three-for-one stock split and two-for-one stock split on January 4, 1999 and September 1, 1999, respectively. Each stock split was in the form of a stock dividend to stockholders of record on December 18, 1998 and August 12, 1999, respectively. Accordingly, the accompanying consolidated balance sheets and statements of operations have been restated to reflect the splits.


NOTE 2: Pro forma results for the quarter and 9-month periods ended September 30, 1999 and 1998 are presented for informational purposes only and are not prepared in accordance with generally accepted accounting principles. These results present the operating results of Amazon.com, excluding charges of $111.3 million and $20.7 million for the 3-month periods ended September 30, 1999 and 1998, and $191.8 million and $26.5 million for the 9-month periods ended September 30, 1999 and 1998, respectively, related to stock-based compensation and arising from Amazon.com's merger, acquisition and investment activities. Among items included in merger and acquisition related costs are amortization of goodwill and other purchased intangibles, equity in loss of investees, and certain non-recurring merger and acquisition related costs.

                                AMAZON.COM, INC.
                           Consolidated Balance Sheets
                      (in thousands, except per share data)


                                                                                  SEPTEMBER 30,       DECEMBER 31,
                                                                                      1999               1998
                                                                                  -------------       ------------
                                                                                   (Unaudited)
ASSETS

Current assets:
     Cash                                                                          $    43,149         $  25,561
     Marketable securities                                                             862,536           347,884
     Inventories                                                                       118,793            29,501
     Prepaid expenses and other                                                         55,590            21,308
                                                                                   -----------         ---------
           Total current assets                                                      1,080,068           424,254

Fixed assets, net                                                                      221,243            29,791
Other investments                                                                      196,317             7,740
Intangibles and other, net                                                             705,932           179,263
Deferred charges                                                                        36,239             7,412
                                                                                   -----------         ---------
           Total assets                                                            $ 2,239,799         $ 648,460
                                                                                   ===========         =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                                              $   236,711         $ 113,273
     Accrued advertising                                                                24,567            13,071
     Interest payable                                                                   10,045                10
     Other liabilities and accrued expenses                                             73,572            34,413
     Current portion of long-term debt and other                                        12,776               808
                                                                                   -----------         ---------
           Total current liabilities                                                   357,671           161,575

Long-term debt and other                                                             1,462,203           348,140

Stockholders' equity:
     Preferred stock, $0.01 par value:
         Authorized shares -- 150,000
         Issued and outstanding shares -- none                                              --                --
     Common stock, $0.01 par value:
         Authorized shares -- 3,000,000
         Issued and outstanding shares -- 339,235 and 318,534
           shares at September 30, 1999 and December 31, 1998, respectively              3,393             3,186
     Additional paid-in capital                                                      1,027,655           298,537
     Note receivable from officer for common stock                                      (1,171)           (1,099)
     Stock-based compensation                                                          (32,180)           (1,625)
     Accumulated other comprehensive income                                            (18,957)            1,806
     Accumulated deficit                                                              (558,815)         (162,060)
                                                                                   -----------         ---------
           Total stockholders' equity                                                  419,925           138,745
                                                                                   -----------         ---------
               Total liabilities and stockholders' equity                          $ 2,239,799         $ 648,460
                                                                                   ===========         =========


NOTE 1: The Company effected a three-for-one stock split and two-for-one stock split on January 4, 1999 and September 1, 1999, respectively. Each stock split was in the form of a stock dividend to stockholders of record on December 18, 1998 and August 12, 1999, respectively. Accordingly, the accompanying consolidated balance sheets and statements of operations have been restated to reflect the splits.